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                              DATED AUGUST 10 1999



                               IAT MULTIMEDIA INC

                                       and

                                     IAT AG

                                       and

                                 ALGO VISION PLC



                              ---------------------

                              INTELLECTUAL PROPERTY
                                   ASSIGNMENT

                              ---------------------




                                Baker & McKenzie
                              100 New Bridge Street
                                     London
                                    EC4V 6JA
                              Tel: (0171) 919 1000
                              Fax: (0171) 919 1999
                              Ref: CJC/NHC/KHW


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                        INTELLECTUAL PROPERTY ASSIGNMENT
                        --------------------------------

BETWEEN:

IAT MULTIMEDIA Inc, a Delaware, USA corporation ("IATM")

and

IAT AG, CH-5300 Turgi ("AG"), a Swiss corporation, which is a wholly owned subsidiary of IATM

and

ALGO VISION PLC, a company incorporated in England and Wales with its registered office at 2 Serjeant's Inn, London EC4Y 1LT ("AV plc")


RECITALS:

(A) Under an Agreement for the Acquisition of Intellectual Property Rights between IATM, AG, AV plc and Algo Vision Schweiz AG ("the Agreement") AG agreed that, subject to the admission to trading on EASDAQ of certain shares of AV plc, AG would, on or within seven days of admission, transfer, or where applicable procure that its Affiliates (as defined below) would transfer, certain Intellectual Property (also as defined below) into the joint names of AG and AV plc in the form of 50% co-ownership (Miteigentum) in consideration of a fee of one million US dollars and certain royalty rights.

(B) The Agreement further provided that AV plc shall be obligated, from 14 days after the said admission but no later than 30 days thereafter, to call upon the IATM Group to transfer its entire interest in the 50% co-ownership of the Intellectual Property and in any Improvements (as defined below) made or acquired by the IATM Group during the co-


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         ownership period in consideration of a fee of US$2.5 million and certain additional consideration payments.

(C) The parties have already entered into an assignment transferring the Intellectual Property into co-ownership. This agreement is entered into in order to effect the second stage of the ownership transfer.

OPERATIVE PROVISIONS

1.       DEFINITIONS

1.1 "Admission" means the admission to trading on EASDAQ of 14,464,654 shares of (pounds sterling)0.01 each, being the whole of the issued ordinary share capital of AV plc and the shares forming part of the authorised share capital but unissued share capital of AV plc sufficient to satisfy obligations to issue further shares which it has assumed as at Admission;

1.2 "Affiliate" means, with respect to any undertaking or legal person, any other undertaking or legal person directly or indirectly controlling, controlled by, or under common control with such undertaking or legal person;

1.3      "Effective Date" means the date of Admission;

1.4 "The Fee" means the fee of US $2.5 million payable by AV plc to AG to acquire entire ownership of the Intellectual Property and the Improvements;

1.5      "IATM Group" means IATM and its Affiliates from time to time, including
         AG;

1.6 "Improvements" means improvements based essentially on the Intellectual Property;


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1.7      "Intellectual Property" means the intellectual property owned or used by AG at the date of the Spin Off Agreement, together with intellectual property owned or used by AG at the Effective Date, including, but not limited to, the Patent Rights and the Trade Mark Rights but, for the avoidance of doubt, not including any rights whatsoever to the IAT name or mark, ownership of which shall remain exclusively in the IATM Group (intellectual property meaning, without limitation, patents, patent applications, copyrights, trademarks, trademark registrations, service marks, service mark registrations, inventions, trade secrets and licences of any of the foregoing);

1.8 "The Patent Rights" means German patent application number 197 37 258.9, European patent application number 98115394.3-2202/0899958 and US patent application number 09/138,640;

1.9 "Spin-off Agreement" means the Spin-off Agreement of 11 March 1988 between IATM, AG, Dr. Viktor Vogt and IATC;

1.10 "The Trade Mark Rights" means Community Trade Mark number 000623751 (WONDERBOARD), Community Trade Mark number 000623777 (MOVING STILL IMAGE), Swiss trade mark application number 456211 (WONDERBOARD), US trademark application 75/354,082 (WONDERBOARD), Swiss trade mark application number 06441/1997 (MOVING STILL IMAGE) and any rights deriving from the terminated US trademark application 75/353,932 (MOVING STILL IMAGE).

2.       ASSIGNMENT

2.1 In consideration of the Fee, receipt of which is hereby acknowledged, and certain additional consideration payments, as set out in the Agreement for the Acquisition of Intellectual Property Rights, AG and IATM hereby assign their interest in the Intellectual Property and the Improvements entirely into the name of AV plc.


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2.2      The above assignment shall be subject to the obtaining of any necessary third party consents which the IATM Group is obliged to assist in obtaining under the Agreement.

3.       FURTHER ASSURANCE

3.1 AG and its Affiliates shall enter into all such documents and do all acts as may be reasonably requested by AV plc to effect the purposes of this assignment, including without limitation all such documents and acts necessary for effecting the aforementioned transfer of the Intellectual Property.

4.       GOVERNING LAW

4.1      This assignment shall be governed by Swiss law.


EXECUTED BY:
-------------

IAT MULTIMEDIA INC

Place, Date

August 10, 1999
-------------------------------------

Signature

/s/ Jacob Agam
-------------------------------------

Name (in capitals)

JACOB AGAM
-------------------------------------

Position

Chairman and Chief Executive Officer
-------------------------------------


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IAT AG

Place, Date

August 10, 1999
-------------------------------------

Signature

/s/ Klaus Grissemann
-------------------------------------

Name (in capitals)

KLAUS GRISSEMANN
-------------------------------------

Position

Chief Financial Officer
-------------------------------------



ALGO VISION PLC

Place, Date

August 10, 1999
-------------------------------------


Signature

/s/ Viktor Vogt
-------------------------------------

Name (in capitals)

VIKTOR VOGT
-------------------------------------

Position

Director
-------------------------------------


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